Exhibit 10.1

Execution Version

AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT

This Amendment (this “Amendment”), dated as of January 21, 2018, is made by BioCryst Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the persons listed on the attached Schedule A who are signatories to this Amendment (collectively, the “Investors”).

WHEREAS, the Company and the Investors are parties to that certain Registration Rights Agreement, dated as of March 15, 2017 (as amended, modified or supplemented from time to time, the “Registration Rights Agreement”);

WHEREAS, Section 3.1 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended by written instrument executed by the Company and the Investors;

WHEREAS, the Company and the Investors desire to amend the Registration Rights Agreement pursuant to the terms hereto in order to reflect the parties’ original intent; and

WHEREAS, capitalized terms used and not otherwise defined herein have the meanings set forth in the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Registration Rights Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

A.                                    Amendment to the Registration rights Agreement.  Section 3.5 of the Registration Rights Agreement is hereby amended to add the following sentence immediately before the last sentence thereof:

“The Company shall not consummate any recapitalization, merger, consolidation, reorganization or other similar transaction whereby stockholders of the Company receive (either directly, through an exchange, via dividend from the Company or otherwise) equity (the “Other Equity”) in any other entity (the “Other Entity”) with respect to Registrable Securities hereunder, unless prior to the consummation thereof, the Other Entity assumes, by written instrument, the obligations under this Agreement with respect to such Other Equity as if such Other Equity were Registrable Securities hereunder.”

B.                                    Miscellaneous. This Amendment and the Registration Rights Agreement, together, contain the complete agreement among the parties and supersede any prior understandings, agreements, letters of intent, or representations by or among such parties, written or oral, to the extent they relate to the subject matter hereof. Except as specifically amended hereby, the Registration Rights Agreement, as amended hereby, shall remain in full force and effect.  The terms and provisions of Section 3 of the Registration Rights Agreement (as amended hereby) are incorporated herein by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Amendment.

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IN WITNESS HEREOF, the parties have executed or caused this Amendment to be executed as of the date first written above.

BIOCRYST PHARMACEUTICALS, INC. a Delaware Corporation

By:	/s/ Jon Stonehouse
	Name:	Jon Stonehouse
	Title:	President and Chief Executive Officer

[Signature Page to Amendment to Registration Rights Agreement]

667, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott L. Lessing
Name: Scott L. Lessing
Title: President

BAKER BROTHERS LIFE SCIENCES, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott L. Lessing
Name: Scott L. Lessing
Title: President

[Signature Page to Amendment to Registration Rights Agreement]

SCHEDULE A

THE INVESTORS

667, L.P.

BAKER BROTHERS LIFE SCIENCES, L.P.